UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 8, 2023 (November 7, 2023)

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operation and Financial Condition.

On November 7, 2023, Riot Platforms, Inc. (together with its consolidated subsidiaries, the “Company”) issued a press release (the “Press Release”) regarding its financial results and operational highlights for the period ended September 30, 2023, as disclosed in the Company’s quarterly report on Form 10-Q for that period, as filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2023 (the “Quarterly Report”), a copy of which is available at the SEC’s website, www.sec.gov, and the “Investor Relations” page of the Company’s website, www.riotplatforms.com. A copy of the Press Release is attached as Exhibit 99.1 to this current report on Form 8-K (this “Report”).

The Company also released an updated corporate presentation, dated as of November 7, 2023, providing an overview of management’s discussion and analysis of the Company’s financial position, business, and operations, as of September 30, 2023 (the “Corporate Presentation”). A copy of the Corporate Presentation is attached as Exhibit 99.2 to this Report.

To supplement the Company’s financial results presented on a U.S. Generally Accepted Accounting Principles (“GAAP”) basis, the Company’s Press Release and Corporate Presentation include certain non-GAAP financial measures, including EBITDA and Adjusted EBITDA, which eliminate the effect of certain non-cash and non-recurring items that management believes do not reflect the Company’s ongoing strategic business operations. The Company constantly evaluates its use of non-GAAP financial measures, and the Company believes its use of these measures is helpful in assisting management’s evaluation of the Company’s performance and achievement of its strategic goals.  The non-GAAP financial measures used by the Company should be viewed in addition to, and not as a substitute for, or superior to, the Company's reported results prepared in accordance with GAAP, and they should be read only in conjunction with the Company’s consolidated financial statements and results of operations (unaudited) prepared in accordance with GAAP. The Company’s non-GAAP financial measures referenced in the Press Release and the Corporate Presentation, EBITDA and Adjusted EBITDA, are reconciled to their most directly comparable GAAP financial measure, net income, in the data tables and associated notes under the heading, “Non-U.S. GAAP Measures of Financial Performance,” in the Press Release and the Appendices at the end of the Investor Presentation.

Item 7.01 – Regulation FD Disclosure.

The information set forth under Item 2.02, Results of Operations and Financial Condition, is incorporated by reference into this Item 7.01, Regulation FD Disclosures.

The information in this Report, including the Press Release and the Corporate Presentation attached as Exhibits 99.1 and 99.2 hereto, respectively, is furnished pursuant to Sections 2.02 and 7.01 hereof, only, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to liability under that Section, and shall not be incorporated into any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Report, the Press Release attached as Exhibit 99.1 hereto, and the Corporate Presentation attached as Exhibit 99.2, as well as the documents referenced herein and therein, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements generally relate to future events, financial results or operating performance based on management’s current expectations, assumptions and beliefs about the Company’s future financial and operating performance, as well future economic conditions, which are made in reliance on the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Accordingly, any statement contained or referenced in this Report, the Press Release or the Corporate Presentation, as well as in the other filings the Company makes with the SEC, that is not a statement of historical fact, should be considered a “forward-looking statement” within the meaning of this Cautionary Note. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements; however, forward-looking statements may be made without such expressions. These forward-looking statements may include, but are not limited to, statements concerning: the Company’s plans, strategies and objectives for future operations; new equipment, systems, technologies, services or developments, such as the Company’s implementation of industrial scale immersion-cooled Bitcoin mining hardware and development of a second hyper-scale Bitcoin mining data center outside of Corsicana, Texas; the number and value of Bitcoin rewards and transaction fees the

Company earns from its Bitcoin mining operations; expected cash flows or capital expenditures; management’s beliefs or expectations; activities, events or developments that the Company intends, expects, projects, believes, or anticipates will or may occur in the future; and any assumptions underlying or based upon any of the foregoing.

These forward-looking statements are subject to various risks and uncertainties, both known and unknown, which could cause the Company’s actual results to differ, perhaps materially, from management’s current expectations or the Company’s historical performance. Such risks and uncertainties include, without limitation, risks related to: the Company’s estimates of Bitcoin mining production; the Company’s expected future hash rate growth and global hash rate growth; the anticipated benefits of the Company’s large-scale deployment of immersion-cooling hardware; the Company’s ability to successfully deploy new Bitcoin mining hardware ; the timely completion and energization of the Company’s Bitcoin mining infrastructure; the success, timing and cost of integration of acquired businesses; and macroeconomic, political, environmental, and other events largely outside of the Company’s control. More information regarding factors that may cause the Company’s actual results to differ-perhaps materially-from those expressed or implied by statements in this Report, the exhibits attached hereto, and the other documents referenced herein or therein, may be found in the  Quarterly Report and the Company’s annual report on Form 10-K for the year ended December 31, 2022, under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements”, as well under similar headings in the other filings the Company makes with the SEC from time to time after the date of this Report. Copies of these filings may be obtained from the SEC’s website, www.sec.gov.

All forward-looking statements included or in this Report, the Press Release, and in the Corporate Presentation, as well as the documents referenced herein or therein, speak only as of the date they are made, and the Company disclaims any intention and assumes no obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this Report, the exhibits attached hereto, the documents referenced herein or therein, or the other documents the Company files with the SEC are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 – Regulation FD Disclosure.

(d)Exhibits.

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
99.1	Press Release of Riot Platforms, Inc., dated November 7, 2023.
99.2	Corporate Presentation of Riot Platforms, Inc., dated November 7, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

S I G N A T U R E

Pursuant to the requirements of the Exchange Act, the registrant, Riot Platforms, Inc., has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized representative.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: November 8, 2023